SECURITIES EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  July 31, 2000


                             Elite Technologies, Inc
             (Exact name of registrant as specified in its charter)


             Texas                    0-17597            75-0252296
   (State or other jurisdiction     (Commission         (IRS Employer
          of incorporation)          File Number)     Identification No.)


                         6991 PEACHTREE INDUSTRIAL BLVD.
                                    SUITE 350
                             NORCROSS, GEORGIA 30092
               (Address of principal executive offices) (Zip Code)


                                  770-638-0441
               (Registrants telephone number, Including area code)


         3700 Crestwood Pkwy Suite 1000 Duluth, GA 30096 (Former name or address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountants

KPMG LLP was previously the principal accountants for Elite Technologies, Inc. On July 25, 2000, that firm's appointment as principal accountants was terminated and Feldman Sherb & Co., P.C. was engaged as principal accountants on September 8, 2000. The decision to change accountants was approved by the audit committee of the board of directors.

In connection with the audits of the two fiscal years ended May 31, 1999 and the subsequent period through July 25, 2000, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

KPMG LLP's auditors' report on the consolidated financial statements of Elite Technologies, Inc. and subsidiaries as of and for the years ended May 31, 1999 and 1998, contained a separate paragraph stating that "the Company has suffered recurring losses from operations that raises substantial doubt about its ability to continue as a going concern." Management's plans in regard to this matter are also described in Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty. A letter from KPMG LLP is attached as Exhibit A.

EXHIBITS

        Exhibit A: Letter from KPMG LLP

SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    Elite  Technologies,  Inc.



                                    /s/  Scott  Schuster
                                    -------------------------------------
                                    SCOTT  SCHUSTER
                                    Chief  Executive  Officer
December 8, 2000

                                    EXHIBIT A

KPMG

July 31, 2000

Securities and Exchange Commission
Washington, DC 20549

Ladies and Gentlemen;

We were previously principal accountants for Elite Technologies, Inc. and under the date of August 25, 1999, we reported on the consolidated financial statements of Elite Technologies, Inc. and subsidiaries as of and for the years ended May 31, 1999 and 1998. On July 25, 2000, our appointment as principal accountants was terminated. We have read Elite Technologies, Inc.'s statements included under the Item 4 of it's Form 8K dated July 31, 2000, and we agree with such statements, except that we are not in a position to agree or disagree with Elite Technologies, Inc. statements that Kirschner & Associates, P.C. was engaged on July 20, 2000 and that the decision to changes accounts was approved by the audit committee of the board of directors.

Very truly your,

/s/ KPMG LLP
    KPMG LLP